Exhibit 99.1

Patewood MOB B

Greenville, SC

Healthcare Trust of America, Inc. (HTA)

Special Stockholder Meeting

MARCH 2014

FORWARD LOOKING STATEMENTS

This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2013 Annual Report on Form 10-K.

Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us.

For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same-property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on-campus/aligned, and tenant retention, please see our company’s earnings press release issued on November 5, 2013 and our company’s Supplemental Financial Package for the quarter ended September 30, 2013, each of which is available in the investor relations section of our company’s website located at www.htareit.com.

HTA Overview

HTA is a leading, dedicated owner of medical office buildings (“MOBs”) in the United States. We believe medical office buildings one of the most stable healthcare real estate sectors and should generate growing income and long term appreciation over time.

The healthcare sector is experiencing significant macroeconomic tailwinds

Aging demographics

Affordable Care Act adding 25 to 35 million insured

Strong healthcare employment growth - fastest growing sector in the U.S.

Health systems are capital constrained leading to MOB investment opportunities

MOBs are traditional real estate with different economic drivers than senior housing and skilled nursing facilities

HTA controls ongoing leasing and building operations, not an operating partner

MOBs have average lease terms of 5-7 years, allowing for improvement with economy

Supply of new MOBs is low - positive for long term fundamentals

Significantly underinvested in by institutional capital - less than 10% of the sector is owned by public REITs

Strong Operating Performance

The Company performed well in 2013 and is positioned for 2014

Same store growth of more than 3.0% for each quarter in 2013

Portfolio occupancy has increased to 91.6% at 4Q13 from 91.1% at 4Q12

Acquired $398 million of attractive, stable MOBs in 2013, an expansion of 15%+

The Company is committed to a strong and conservative balance sheet with an investment grade rating

Moody’s upgraded to Baa2 in December 2013 generating interest expense savings of 2.5 million for 2014

Balance sheet is positioned for growth with leverage of only 34% at 12/31/13

Consistent Shareholder Focus

History of Shareholder Friendly Actions

Shareholder Actions as a Non-Traded REIT- Directors have taken shareholder friendly actions including many firsts for NT REITS including:

Eliminated Conflicts and Generate Enterprise Value: Moved to self management in 2009 to eliminate conflicts and generate an enterprise value for the company

Eliminated Fees: Waived sponsor and internalization fees in excess of $200mm

Listing on NYSE: First company to list on NYSE without raising dilutive capital

Board / Executive Investment - Board and insiders have demonstrated a commitment by purchasing 230,000 shares on the open market since listing on June 6, 2012, including 48,000 shares by CEO Scott D. Peters

Strong Corporate Governance

Independent Board- 5 of 6 independent directors, all have served continuously for last 6 years

Annual election of all board members - no staggered board

No Takeover Limits - HTA’s Board is committed to pursuing shareholder’s best interest in a takeover situation. To that end, HTA does not have any stockholder rights plans (poison pill) and has opted out of Maryland anti-takeover provisions1

1 Includes Maryland Law “Business and Combination Provision” (Section 3-602) and “Control Share Acquisition” (Sections 3-701 through 3-710)

Shareholder Returns

HTA has Outperformed Peers since Listing

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

-10.0% -20.0%

6/6/2012 9/30/2012 12/30/2012 3/30/2013 6/30/2013 9/30/2013 12/31/2013 3/5/2014

HTA RMS SNL HC REIT

HTA has generated 26% Total Returns since listing on 6/6/2012 thru 3/5/2014, 4pts better than broader MSCI US REIT Index (RMS)

Since its founding in 2006, HTA has significantly outperformed the MSCI US REIT Index (RMS) and the broader SNL HC REIT Index

- Annualized Total Returns of 8.6% including initial brokerage fees

- Annualized Total Returns of 10.4% excluding initial brokerage fees1

1 Based on a $9.00 initial share price and the $9.50 dividend reinvestment plan in place prior to listing on the NYSE on 6/6/2012

Experienced Management Team

Scott Peters

Chairman, CEO, and President

Co-Founded HTA in 2006

CEO of Grubb & Ellis (NYSE), ‘07-‘08

CEO of NNN Realty Advisors, ‘06-‘08

EVP, CFO, Triple Net Properties, Inc., ‘04-‘06

Co-Founder, CFO of Golf Trust of America, Inc. (AMEX), ‘97-‘07

EVP, Pacific Holding Company/LSR, ‘92-‘96

EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), ‘88-‘92

Kellie Pruitt, EVP - Chief Financial Officer

VP of Financial Reporting and Compliance, Fender Musical Instruments Corporation, ‘07-‘08

Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, ‘95-‘07

Certified Public Accountant, Texas and Arizona

Mark Engstrom, EVP - Acquisitions

CEO, InSite Medical Properties, ‘06-‘09

Mgr. of Real Estate Services, Hammes Company, ‘01-‘05

Vice President, PM Realty Group, ‘98-‘01

Founder/Principal-Pacific Health Properties, ‘95-‘98

Hospital Administrator, Good Samaritan Health System, ‘87-‘95

Amanda Houghton, EVP - Asset Management

Manager of Joint Ventures, Glenborough LLC, ‘06-‘09

Senior Analyst, ING Clarion, ‘05 -‘06

Senior Analyst, Weyerhauser Realty Investors, ‘04-‘05

RSM EquiCo and Bernstein, Conklin, & Balcombe, ‘01-‘03

Appointed to the NAIOP Medical & Life Sciences Forum

Robert Milligan, SVP - Corporate Finance

Vice President, Bank of America Merrill Lynch, ‘07-‘11

Senior Analyst / Financial Management Program, General Electric, ‘03 -‘07

National Portfolio: 14.1 Million Square Feet in 27 States1

MIDWEST

GLA: 2.9M SF

NORTHEAST

GLA: 2.6M SF

SOUTHEAST

GLA: 4.4M SF

SOUTH/SOUTHWEST

GLA: 4.2M SF

Regional Asset Management Office

Portfolio Property

Key Markets

Key Markets

GLA Percent GLA Percent

Phoenix, AZ 1,152 8.2% Houston, TX 692 4.9%

Pittsburgh, PA 1,094 7.8% Dallas, TX 682 4.8%

Greenville, SC 965 6.9% Atlanta, GA 596 4.2%

Albany, NY 879 6.3% Miami, FL 591 4.2%

Indianapolis, IN 850 6.1% Boston, MA 359 2.5%

1 As of 12/31/13

Strong Portfolio Growth from Asset Management

Operating Performance is Strong

Same Store Growth over 3.0% for last 5 quarters

Portfolio occupancy to 91.6% increased 50bps since Q412, up almost 3% since 2009

Good leasing pipeline with larger tenants

Rents rolling flat to slightly up

Fully Integrated Asset Management Platform

7 Regional Offices with focused leasing teams

Local property managers and building engineers covering 85% of HTA’s portfolio at 12/31/13

In-House Property Management

% of total GLA

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2009 2010 2011 2012 2013

Strong Portfolio Fundamentals

Organization Focused Entirely on Meeting Physician and Health System’s Unique Demands

Institutionalized Management Platform = Operating Efficiencies and Cost Reductions

Specialized Leasing Capabilities

2013 Acquisitions

Key Investment Criteria

(i) On-Campus - Core, Critical Real Estate

(ii) Affiliated with dominant health system expanding on-campus (iii) Ability to service with HTA’s in-house asset management platform

(iv) Stabilized occupancy, strong rental rate fundamentals

(v) Generally $25 to $75 million in size - meaningful to HTA

(vi) Long term relationships with sellers - generally developers and health systems

(vii) Accretive to cost of capital

2013 Acquisitions by the Numbers

Total Investments ($) $398 million Geographic Locations

Total GLA (Square Feet) 1,465 thousand Florida 51%

MOBs 100% Texas 29%

Occupancy at closing 95% Pennsylvania 8%

On-Campus/Affiliated 100% Colorado 8%

On-Campus 92% Other 4%

Multi-Tenanted Buildings 98% Developer Direct 61%

Disciplined growth while focused on maintaining a strong balance sheet

Note: As of 12/31/13

2013 Acquisition Highlights

Strong, Flexible Balance Sheet

12/31/2013 Capital Structure1

Secured Debt

11.4%

Unsecured Debt

22.6%

Equity

66.0%

Balance Sheet Capacity

$18 million of unrestricted cash as of 12/31/13

$595 million credit facility availability as of 12/31/13

Weighted average borrowing cost of 3.95%

Weighted average debt maturity of 5.6 yrs3

Total Liquidity of ~ $613million

Total Debt / 2014 Est. EBITDA2

9.0x

7.0x

5.0x

3.0x

1.0x

5.3x 4.8x 5.6x 6.3x 6.4x

HTA HCP VTR HCN HR

Debt Maturities1,3 ($mm)

$500 $400 $300 $200 $100 $0

$8 $74 $55 $122 $101 $300 $13 $455 $86

2014 2015 2016 2017 2018 2019+

% of Total 0.6% 6.1% 14.6% 8.3% 25.8% 44.5%

Secured debt Unsecured Debt

1 Based on gross assets of 12/31/2013, pro forma for 4Q13 acquisitions and capital markets transactions

2 Source SNL Financial consensus 2014E EBITDA estimates; HTA is normalized 4Q13, as if 4Q13 acquisitions were completed as of the first day of the period. Refer to the “Forward Looking Statements”, as the assumed annualized number may exceed actual results

3 Pro forma for term loan refinancing in January 2014, including the extension option to 2019

HTA – Company Highlights

Medical Office Building Specialist

Strong Industry & Macroeconomic Trends

92% Occupancy in Defensive, Growing Asset Class

Portfolio Expansion through Disciplined Acquisitions

Low Leverage, High Liquidity

Dividend Yield of 5.0%

7900 FANNIN

HOUSTON, TX

RALEIGH MEDICAL CENTER

RALEIGH, NC

Additional Information

Company Snapshot

Medical Office Building Focus - 91% of GLA

Gross real estate investments ($bn) $3.0

Total Portfolio gross leasable area (GLA) 14.1mm

Investment grade tenants (annualized base rent) 40%

Credit-rated tenants (annualized base rent) 56%

% of Portfolio on or adjacent to Campus / Aligned 96%

Average remaining lease term for all buildings (years) 6.3

Average remaining lease term for single-tenant buildings (years) 8.5

Average remaining lease term for multi-tenant buildings (years) 5.2

Credit ratings Baa2 (Stable)/BBB- (Stable)

Liquidity at 12/31/13($mm) $613

Total Debt/ Total Enterprise Value 34.0%

Total Debt/ Total Gross Assets1 38.0%

Total Net Debt/ 4Q13 PF Annualized EBITDA2 5.3x

Weighted average interest rate 3.95%

– 91.6% occupancy2

– Lease rollover of 7.8% through 2014

– Tenant Renewal Ratio of 85% in 20135

Note: As of 12/31/13

1 Gross assets is defined as Total GAAP assets + accumulated real estate and depreciation and amortization

2EBITDA for 4Q13 presented on an annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Change in fair value of Derivatives + Acquisition Expenses + Transition and Listing Expenses. Refer to the “Forward Looking Statements” on Page 1 as the estimates and assumed annualized number may exceed actual results

3 Tenant Renewal Ratio is defined as the sum of the total GLA of tenants that renew an expiring lease over the total GLA of expiring leases

Presence in 27 States

(Based on GLA)

TX 13%

Other 28%

FL 12%

AZ 10%

GA 5%

IN 9%

NY 6%

PA 9%

SC 8%

Credit Rated Tenants

(Based on Annualized Base Rent)

56%

Credit Tenants

Not Rated

40%

Sector Overview

Healthcare Expenditures and Employment

Annual Healthcare Expenditures

Trillions

$5

$4

$3

80%

$2

$1

$0

1964 1969 1974 1979 1984 1989 1994 1999 2004 2009 2014f 2019f

Healthcare expenditures are projected to grow at a 5.9% CAGR through 2022

Healthcare projected to account for ~20% of GDP by 2020

Increasing expenditures and technology are pushing patients to lower cost settings

Strong Healthcare Employment Projected

Projected U.S. Employment Growth (2012-2022 Est)

All Occupations - Total U.S. 11%

Physicians and Surgeons 18%

Total Healthcare 24%

Healthcare Techs 24%

Registered Nurses 25%

Physician Assistants 38%

Occupational Therapists &… 41%

0% 20% 40% 60%

Healthcare is the only major sector with employment growth over last 5 years

Healthcare employment is projected to grow over twice as fast as the overall U.S. employment through 2022

Increasing demand for non-physician practitioners (nurses, technicians, etc.)

Sources: Centers for Medicare & Medicaid Services, Bureau of Labor Statistics, Rosen Consulting Group

Affordable Care Act (“ACA”)

Increasing Insurance Coverage

U.S. Residents with Insurance Coverage in 2021

260 256

250

240

229

230

220

210

200

Before ACA After ACA

+27mm

+12%

Key provisions start in 2014 - 2015

Additional 25 to 35 million insured

Accountable Care Organizations (ACO) – increasing integration of care

Physicians joining health systems / larger groups – solo practitioners declining

Changing Healthcare Delivery

Inpatient Admissions vs. Outpatient Visits

Inpatient

Outpatient

126

2,200

124

122

2,000

120

1,800

118

116

1,600

114

112

1,400

110

1,200

108

106

1,000

1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011

Inpatient Admissions/1000 Persons

Outpatient Visits/1000 Persons

Trend to cost efficient, outpatient setting continuing

Affordable Care Act accelerates this trend with its focus on efficiency

Preventative medicine in focus– more care, lower acuity

Sources: U.S. Census Bureau, U.S. Centers for Disease Control and Prevention, Congressional Budget Office, Bureau of Labor Statistics, Rosen Consulting Group

Aging Demographics

Aging Population

65+ Population and % of Population % of

Millions Population

100 22%

80 20%

18%

60

16%

40

14%

20 12%

0 10%

1980 1990 2000 2010 2020f 2030f 2040f 2050f

65+ Population % of Population

Elderly Utilize More Healthcare

Annual Healthcare Expenditures by Age

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

> 25 yrs 25-34 35-44 45-54 55-64 65-74 75+ yrs

Demographic Trends Support Increased Utilization

Baby Boomers are hitting retirement age

The 65+ age group will be the fastest growing demographic over the next 10 – 20 years

This age group is projected to account for nearly 17% of the U.S. population by 2020

Healthcare utilization increases as people age

Key driver of healthcare expenditures in the future

Sources: U.S. Census Bureau, U.S. Bureau of Labor Statistics, Rosen Consulting Group

MOB Opportunity

Large, Fragmented Industry

Public REIT Owners 6%

Other Owners 94%

Medical Office is a $250Bn sector

Limited development in last 3 years

Health systems selling assets to invest in physicians and technology

Location is Critical

Medical Office

On-Campus is the Best Location

Hospitals create strong tenant demand and retention

Maximizes utilization of significant hospital infrastructure and ancillary services

Cost-effective location for growth in outpatient services

Limited developable land around hospital campuses

Sources: Green Street Advisors, Marcus & Millichap, Rosen Consulting Group

MOB Supply and Demand

Limited New Supply

Medical Office Construction Completions

SF, Millions

30

25

20

15

10

5

0

2008 2009 2010 2011 2012 2013

Medical office development has declined by 70% since 2008

Near term development is expected to remain limited

Limited new supply, despite expected increase in healthcare utilization

Constrained Rents

Medical Office Asking Rental Rate Annual

$/SF per Year Growth

$27 10%

$26 8%

$25 6%

$24 4%

$23

$22 2%

$21 0%

$20 -2%

$19 -4%

2008 2009 2010 2011 2012 2013 2014f 2015f 2016f

Rental Rate YoY Rent Growth

Rental rates are still below 2008 levels

Rates are now experiencing positive growth

Supply and demand could have favorable impact on rates in the future

Barriers to entry for On-Campus MOBs

Recovery in traditional office could positively impact tenant comparisons

Sources: Marcus & Millichap, Rosen Consulting Group

Investments Overview

2013 Acquisition Highlight - Florida Developer Portfolio

Key Statistics

Location: Florida (Tampa and Jupiter) and Indiana Buildings: 7 on / adjacent to campus

Total Investment: $127million

GLA: 365k square feet

Occupancy at closing: 98%

Acquired: December 2013

Seller: Regional Developer

Health System Affiliation: HCA, CHS, and Jupiter Medical

2013 Acquisition Highlight - South Florida Tenet Acquisition

Key Statistics

Location: Florida (Miami – West Palm Beach) Buildings: 6 on-campus properties / 4 campuses Total Investment: $62.9 million

GLA: 428k square feet

Occupancy at closing: 88%

Acquired: September 2013

Price / SF: $147

Health System Affiliation: Tenet Healthcare

2013 Acquisition Highlight - Forest Park Acquisitions

Key Statistics

Location: Texas (Dallas MSA)

Buildings: 3 on-campus properties / 2 campuses Total Investment: $103.3million

GLA: 279k square feet

Occupancy at closing: 100%

Acquired: 2012/ 2013

Seller: Regional Developer

Health System Affiliation: Forest Park Medical Center

Lincoln Medical Center

Key Statistics

Location: Parker, CO (Denver MSA)

Buildings: 1 off-campus, affiliated

Total Investment: $42 million, July 2013

GLA: 115k square feet, 4 acres of adjacent land Occupancy at closing: 95%

Seller: Regional Developer

Key Tenants: HCA - HealthOne

Recent Acquisition

HTA Owned MOB

Texas A&M Health Sciences Center

Key Statistics

Location: Bryan, Texas (College Station) Buildings: 1 on-campus

Total Investment: $39.8million

GLA: 124k square feet

Occupancy at closing: 100%

Acquired: March 2013

Seller: Regional Developer

Key Tenants: Texas A&M (Moody’s A) and Blinn College (A)

ATM

HEALTH SCIENCE CENTER

TEXAS A&M UNIVERSITY

Austin, Texas Acquisitions

Key Statistics

Location: Austin, TX

Buildings: 2 on-campus

Total Investment: $29.3 million

GLA: 84k square feet

Occupancy at closing: 100% Acquired: October/ November 2013 Sellers: Regional Developers

Health System Affiliation: HCA

Monroeville Acquisition

Key Statistics

Location: Monroeville, PA (Pittsburgh MSA) Buildings: 2 adjacent to campus

Total Investment: $15 million

GLA: 115k square feet

Occupancy at closing: 98%

Acquired: July 2013

Key Tenants: UPMC (S&P A)

Recent Acquisition

HTA Owned MOB

28